                      Bay View Securitization Corporation
                    For Remittance Date:  October 31, 1997


A.  Principal Balance Reconciliation

                                                                  A-1                 A-2                 Total          Number of
                                                                                                                         Accounts
                                                                  ---                 ---                 -----          ---------
(A) Original Principal Balance                                200,979,000.00       52,245,989.00      253,224,989.00        21106
(B) Beginning Period Principal Balance                        116,213,977.43       52,245,989.00      168,459,966.43        15921
(C) Collections (Regular Payments)                              4,545,290.12                0.00        4,545,290.12          N/A
(D) Collections (Principal Payoffs)                             3,484,369.85                0.00        3,484,369.85          511
(E) Collections (Principal Recoveries)                                  0.00                0.00                0.00
(F) Withdrawal from Payahead (Principal)                          213,727.11                0.00          213,727.11          N/A
(G) Principal Reductions (Other)                                 (130,626.01)               0.00         (130,626.01)          (1)
(H) Gross Charge Offs                                           1,447,146.57                0.00        1,447,146.57          196
(I) Repurchases                                                    35,702.14                0.00           35,702.14           24
(J) Ending Balance                                            106,618,367.65       52,245,989.00      158,864,356.65        15191

Notional Principal Balance:
(K) Beginning                                                                                          97,140,385.56
(L) Ending                                                                                             89,437,630.88

(M) Certificate Factor                                            53.0495065%        100.0000000%         62.7364453%

B.  Cash Flow Reconciliation                                                                              Total
                                                                                                          -----
(A) Cash Wired                                                                                         10,353,840.15
(B) Interest Wired/Earned                                                                                  44,298.70
(C) Withdrawal from Payahead Account                                                                      213,727.11
(D) Advances                                                                                                    0.00
(E) Repurchases                                                                                            35,702.14
(F) Gross Charge-Off Recoveries                                                                           118,733.06
(G) Gross Charge-Off Advances                                                                              57,209.57
(H) Spread Account Withdrawal                                                                                   0.00
(I) "A" Surety Bond Draw for "I" Interest                                                                       0.00
(J) "A" Surety Bond Draw for  "A-1" Principal or Interest                                                       0.00
(K) "A" Surety Bond Draw for "A-2" Principal or Interest                                                        0.00

    Total Collections                                                                                  10,823,510.73

C.  Trustee Distribution

                                                                                                          Total
                                                                                                          -----
(A) Total Cash Flow                                                                                    10,823,510.73
(B) Unrecovered Interest Advances                                                                          14,850.52
(C) Servicing Fee (Due and Unpaid)                                                                        140,383.31
(D) Interest to "A-1" Certificate Holders, including Overdue                                              609,154.93
(E) Interest to "A-2" Certificate Holders, including Overdue                                              286,917.56
(F) Interest to "I" Certificate Holders, including Overdue                                                254,993.51
(G) Principal to "A-1" Certificate Holders, including Overdue                                           9,595,609.78
(H) Principal to "A-2" Certificate Holders, including Overdue                                                   0.00
(I) Reinsurance Fee                                                                                             0.00
(J) Surety Bond Fee                                                                                        26,376.30
(K)      First Loss Protection                                                          5,318.80
(L)      Surety Bond Premium                                                           21,057.50
(M) Interest Advance Recovery Payments                                                                     33,205.66
(N) Unreimbursed Draws on Class "A" Surety Bond for Class "A-1" Interest                                        0.00
(O) Unreimbursed Draws on Class "A" Surety Bond for Class "A-2" Interest                                        0.00
(P) Unreimbursed Draws on Class "A" Surety Bond for Class "I" Interest                                          0.00
(Q) Deposit to Payahead                                                                                         0.00

                      Bay View Securitization Corporation
                    For Remittance Date:  October 31, 1997

(R)     Bank Account Interest to Servicer                                                         44,298.70
(S)     Excess Yield                                                                            (182,279.53)

             Balance                                                                                   0.00

D.  Spread Account and Surety Reconciliation
                                                                              Spread Account         Surety Bond
                                                                              --------------         -----------
(A) Beginning Balance                                                          2,766,133.32        167,511,112.58
(B) Additions to Spread Amount                                                  (182,279.53)                  N/A
(C) Interest Earned                                                               13,776.84
(D) Draws                                                                              0.00                  0.00
(E) Reimbursement for Prior Draws                                                       N/A                  0.00
(F) Distribution of Funds to Servicer                                           (399,179.04)                 0.00
(G) Ending Balance                                                             2,996,809.67        156,990,493.59

(H) Required Balance                                                           3,165,312.36        156,990,493.59
(I) Distribution to "IC" Class                                                  (168,502.69)

E.  Current Receivables Delinquency
               #Payment Delinquency                         Number                 Balance
               --------------------                         ------                 -------
(A) 31-60                                                     52                 415,290.24
(B) 61-90                                                     44                 421,490.60
(C) 91+                                                        0                       0.00
(D) Total                                                     96                 836,780.84

F.  Excess Yield
                                                    Excess Yield                  Pool                 Excess Yield
                            Month                      Balance                   Balance              (Annualized %)
                            -----                    -----------                 -------               ------------
(A) Current                                          (182,279.53)            158,864,356.65               -1.3769%
(B) 1st Previous                                      445,969.94             167,185,438.37                3.2010%
(C) 2nd Previous                                      588,174.45             175,522,760.36                4.0212%
(D) 3rd Previous                                      540,235.70             183,993,547.69                3.5234%
(E) 4th Previous                                      581,695.55             193,013,365.72                3.6165%
(F) 5th Previous                                      790,779.39             202,409,322.70                4.6882%
(G) Six-Month Rolling Excess Yield (/=1.75%)          460,762.58             180,164,798.58                3.0689%

G.  Delinquency Rate (30+)
                                                        Month                     Pool
                            Month                      Balance                   Balance                      %
                            -----                      -------                   -------                   ------
(A) Current                                           836,780.84             158,864.356.65                0.5267%
(B) 1st Previous                                      944,326.68             167,185,438.37                0.5648%
(C) 2nd Previous                                    1,069,816.63             175,522,760.36                0.6095%
(D) Three-Month Rolling Average (/2%)                 950,308.05             167,190,851.79                0.5684%

H.  Net Loss Rate

                                                                               Liquidation            Average            Defaulted
                            Month                      Balance                  Proceeds              Balance          (Annualized)
                            -----                      -------                 ---------              -------          -----------
(A) Current                                          424,197.36                 157,401.82         163,662,161.54        1.9562%
1st Previous                                         509,578.02                 104,619.78         171,354,099.37        2.8359%
2nd Previous                                         392,225.41                  85,552.05         179,758,154.03        2.0472%
Three-Month Rolling Average Net Default Rate /3%     442,000.26                 115,857.88         171,591,471.64        2.2808%

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

                      Bay View Securitization Corporation
                    For Remittance Date:  October 31, 1997

I.  Charge-Off / Recoveries
                                                          Number                 Balance
                                                          ------                 -------
    (A)  Collection Period Charge-Off Receivables             196             1,447,146.57
    (B)  Gross Charge-Offs Cumulative Receivables             336             2,475,086.40
    (C)  Collection Period Recoveries on Charge-Offs           NA               122,537.70
    (D)  Recoveries on Charge-Offs To-Date                     NA               122,537.70


J. Repossessions

    (A)  Collection Period Repossessions                       30               310,400.97
    (B)  Aggregate Repossessions                              300             3,536,222.38
    (C)  Unliquidated Repossessions                            71               631,582.08


K.  Forced Place Insurance

    (A)  FPI Charge-Offs                                        0                     0.00
    (B)  FPI Canceled/Waived/Removed/ Reversed                 50               174,302.93


L.  Payahead Reconciliation

    (A)  Beginning Balance                                823,562.09
    (B)  Deposit                                                0.00
    (C)  Withdrawal                                       213,727.11
    (D)  Ending Balance                                   609,834.98






Approved By:    /s/ Michael A. Benavides
                Michael A. Benavides
                Vice President, Controller
                California Thrift & Loan

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